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                                                                   Exhibit 99.1
                   Anthracite Capital, Inc. and Subsidiaries
          Consolidated Statements of Financial Condition (Unaudited)
                     (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             September 30, 2005               December 31, 2004
                                                                        ---------------------------       -------------------------

ASSETS
Cash and cash equivalents                                                      $63,030                          $23,755
Restricted cash equivalents                                                     89,038                           19,680
Residential mortgage-backed securities                                         291,454                          372,071
                                                                        --------------                    -------------
    Cash and RMBS                                                                           443,522                         415,506
Commercial mortgage loan pools                                                            1,297,029                       1,312,045
Commercial real estate securities                                                         2,070,725                       1,628,519
Commercial real estate loans                                                                353,402                         325,350
                                                                                       ------------                    ------------
    Total commercial real estate                                                          3,721,156                       3,265,914
Other assets                                                                                 74,904                          47,714
                                                                                       ------------                    ------------
     Total Assets                                                                        $4,239,582                      $3,729,134
                                                                                       ============                    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities               $278,879                         $356,451
    Secured by pledge of commercial real estate securities                     467,972                          305,526
    Secured by pledge of commercial mortgage loan pools                            773                              773
    Secured by pledge of commercial real estate loans                          126,868                          141,601
                                                                        --------------                    --------------
    Total short term borrowings                                                             874,492                         804,351
Long term borrowings:
    Collateralized debt obligations                                          1,306,851                        1,067,967
    Secured by pledge of commercial mortgage loan pools                      1,278,192                        1,294,058
    Junior subordinated notes to subsidiary trust issuing preferred
securities                                                                      77,380                                -
                                                                        ---------------                   --------------
    Total long term borrowings                                                            2,662,423                       2,362,025
                                                                                       -------------                   ------------
Total borrowings                                                                          3,536,915                       3,166,376
Payable for investments purchased                                                            87,829                               -
Distributions payable                                                                        16,442                          15,819
Other liabilities                                                                            25,910                          33,201
                                                                                       ------------                    ------------
     Total Liabilities                                                                    3,667,096                       3,215,396
                                                                                       ------------                    ------------

Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized; 55,511 shares issued and outstanding in 2005; and
     53,289 shares issued and outstanding in 2004                                                 56                             53
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2005 and 2004                                                                 55,435                         55,435
Additional paid-in capital                                                                   603,839                        578,919
Distributions in excess of earnings                                                        (140,331)                      (134,075)
Accumulated other comprehensive income                                                        53,487                         13,406
                                                                                       -------------                   ------------
      Total Stockholders' Equity                                                             572,486                        513,738
                                                                                       -------------                   ------------
      Total Liabilities and Stockholders' Equity                                          $4,239,582                     $3,729,134
                                                                                       ==============                  ============
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                   Anthracite Capital, Inc. and Subsidiaries
               Consolidated Statements of Operations (Unaudited)
                     (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                             For the Three Months Ended            For the Nine Months Ended
                                                                   September 30,                         September 30,
                                                         -----------------------------------------------------------------------
                                                              2005              2004                  2005            2004
                                                         -----------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                        $37,009            $32,408             $103,242        $92,072
    Commercial mortgage loan pools                            13,460             13,715               40,617         26,066
    Commercial real estate loans                               8,232              5,123               24,431         12,337
    Residential mortgage-backed securities                     2,268              3,941                7,839         15,731

    Cash and cash equivalents                                    969                165                1,471            356

     Other                                                         -                742                    -            742
                                                         -----------------------------------    --------------------------------
        Total Income                                          61,938             56,094              177,600
                                                                                                                    147,304
                                                         -----------------------------------    --------------------------------
Expenses:
    Interest expense:
       Collateralized debt obligations                        18,758             16,162               50,523         43,007
       Commercial real estate securities                       5,371              1,945               11,334          5,086
       Commercial mortgage loan pools                         12,760             12,706               38,285         24,678
       Commercial real estate loans                            1,273                424                3,883            718
       Residential mortgage-backed securities                  2,594              1,673                7,119          5,159
        Junior subordinated notes                                 66                  -                   66              -
    Hedging expense                                            1,588              3,825                5,514         11,604
    General and administrative expense                           933                886                2,691          2,120

    Management fee                                             2,799              2,212                8,039          6,505
                                                         -----------------------------------    --------------------------------
        Total Expenses                                        46,142             39,833              127,454         98,877
                                                         -----------------------------------    --------------------------------

Other income (loss):
Net realized and unrealized gain (loss)                          928                977               (1,811)       (10,276)
Foreign currency gain (loss)                                      87               (113)                (257)          (126)
Hedge ineffectiveness                                           (394)              (624)              (1,666)        (1,130)

Loss on impairment of assets                                       -                  -               (3,231)             -
                                                         -----------------------------------    --------------------------------
       Total Other Income (Loss)                                 621                240               (6,965)
                                                                                                                    (11,532)
                                                         -----------------------------------    --------------------------------

Net Income                                                    16,417             16,501               43,181         36,895
                                                         -----------------------------------    --------------------------------

Dividends on preferred stock                                   1,348              1,348                4,044          5,568
Cost to retire preferred stock in excess of carrying
value                                                              -                  -                    -         10,508
                                                         -----------------------------------    --------------------------------

Net Income available to Common Stockholders                  $15,069            $15,153              $39,137        $20,819
                                                         ===================================    ================================

Net Income available to Common Stockholders per share,
basic                                                          $0.28              $0.28                $0.73          $0.41

Net Income available to Common Stockholders per share,
diluted                                                        $0.28              $0.28                $0.73          $0.41

Weighted average number of shares outstanding:
    Basic                                                     54,115             53,212               53,573         51,258
    Diluted                                                   54,124             53,221               53,583         51,267

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